Nationwide Fund Name
Subadviser Name
Issuer
Purchase Date
Underwriter
Principal Amount of Purchase
Principal Amount of Offering
Purchase Price
Commission
NVIT Multi- Manager International Value
JP Morgan Investment Management
Sumitomo Mitsui
01/20/10
Goldman Sachs International London
$7,131,848
$11,088,360,000
$30.80
4.0000%

NVIT Multi-Manager Small Cap Value
JP Morgan Investment Management
Cellu Tissue Holdings
01/21/10
Goldman Sachs & Company New York
$3,523,000
$107,900,000
$13.00
$0.9100

NVIT Multi-Manager Small Cap Value
JP Morgan Investment Management
Susquehanna Bancshares
03/09/10
Keefe Bruyette & Woods
$4,284,800
$300,000,000
$8.00
$0.4000

NVIT Multi-Manager Small Cap Value
JP Morgan Investment Management
SS&C Technologies Holdings
03/30/10
Morgan Stanley and Company
$665,250
$160,875,000
$15.00
$1.0500

NVIT Multi-Manager Small Cap Value
JP Morgan Investment Management
Symetra Financial Corp.
01/21/10
Merrill Lynch and Company
$13,766,400
$364,800,000
$12.00
$0.6900

NVIT Multi-Manager Small Cap Value
JP Morgan Investment Management
QuinStreet
02/02/10
Credit Suisse Securities
$669,000
$150,000,000
$15.00
$1.0500

NVIT Multi-Manager Small Cap Value
JP Morgan Investment Management
Lexicon
03/15/10
Morgan Stanley and Company
$1,814,355
$100,875,000
$1.15
$0.0600

NVIT Comstock Value Fund
Van Kampen Asset Management
Primerica
03/31/10
Sandler O'Neil & Partners LP, UBS AG
$3,225,000
$320,400,000
$15.00
$1.0500

NVIT Real Estate Fund
Van Kampen Asset Management
HRPT Properties Trust
03/18/10
Wells Fargo Securities
$5,800,000
$217,500,000
$7.25
$0.3081

NVIT Multi-Manager Large Cap Value
Goldman Sachs Asset Management
Hartford Financial Services
03/18/10
JP Morgan Chase Bank
$330,503
$1,450,000,000
$27.75
$0.8880

NVIT Real Estate Fund
Morgan Stanley Investment Management
AMB Property Trust
04/07/10
Bank of America Merrill Lynch
$13,750,000
$434,500,000
$27.50
$1.1000

NVIT Real Estate Fund
Morgan Stanley Investment Management
BioMed Realty Trust
04/14/10
Raymond James
$3,450,000
$198,375,000
$17.25
$0.6900

NVIT Real Estate Fund
Morgan Stanley Investment Management
Hudson Pacific Properties
06/23/10
Barclays
$17,000,000
$217,600,000
$17.00
$1.1900

NVIT Multi-Manager Large Cap Growth
Wells Capital Management
Dollar General Corp
04/14/10
Citigroup Global Markets
$27,000,000
$702,000,000
$27.00
4.0000%

NVIT Multi-Manager Small Cap Value
JP Morgan Investment Management
Tesla Motors Inc
06/29/10
Goldman Sachs & Company
$7,559,900
$226,100,000
$17.00
$1.1050

NVIT Multi-Manager Small Cap Value
JP Morgan Investment Management
Felcor Lodging Trust
06/19/10
Goldman Sachs & Company
$4,555,100
$151,250,000
$5.50
$0.22363

NVIT Multi-Manager Small Cap Value
JP Morgan Investment Management
Pennsylvania REIT
05/04/10
Citigroup Global Markets
$3,781,375
$146,250,000
$16.25
$0.6906

NVIT Multi-Manager Small Cap Value
JP Morgan Investment Management
Metal USA Holdings Corp
04/09/10
Goldman Sachs & Company
$4,704,000
$239,952,615
$21.00
$1.2900